JOINT FILER INFORMATION

Name: GSCP Recovery, Inc.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)


                                              GSCP RECOVERY, INC.


                                              By: /s/ Matthew C. Kaufman
                                                  -----------------------
                                              Name: Matthew C. Kaufman
                                              Title: Managing Director

                             JOINT FILER INFORMATION

Name: GSC Recovery II GP, L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                          GSC RECOVERY II GP, L.P.


                                          By GSC RII, LLC, its general partner

                                          By GSCP (NJ) Holdings, L.P., its
                                          sole member

                                          By GSCP (NJ), Inc., its general
                                          partner

                                          By: /s/ Matthew C. Kaufman
                                              -----------------------
                                          Name: Matthew C. Kaufman
                                          Title: Managing Director

                             JOINT FILER INFORMATION

Name:        GSC RII, L.L.C.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                             GSC RII, L.L.C


                                             By GSCP (NJ) Holdings, L.P., its
                                             sole member

                                             By GSCP (NJ), Inc., its general
                                             partner

                                             By: /s/ Matthew C. Kaufman
                                                 -----------------------
                                             Name: Matthew C. Kaufman
                                             Title: Managing Director

                             JOINT FILER INFORMATION

Name: GSCP (NJ) Holdings, L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                                GSCP (NJ) HOLDINGS, L.P.


                                                By GSCP (NJ), Inc., its general
                                                partner

                                                By: /s/ Matthew C. Kaufman
                                                    -----------------------
                                                Name: Matthew C. Kaufman
                                                Title: Managing Director

                             JOINT FILER INFORMATION

Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                                GSCP (NJ), INC.


                                                By: /s/ Matthew C. Kaufman
                                                    -----------------------
                                                Name: Matthew C. Kaufman
                                                Title: Managing Director

                             JOINT FILER INFORMATION

Name: Greenwich Street Capital Partners II, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                        GREENWICH STREET CAPITAL PARTNERS
                                        II, L.P.


                                        By Greenwich Street Investments II,
                                        L.L.C, its general partner

                                        By: /s/ Matthew C. Kaufman
                                            -----------------------
                                        Name: Matthew C. Kaufman
                                        Title: Managing Member

                             JOINT FILER INFORMATION

Name: Greenwich Street Employees Fund, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                          GREENWICH STREET EMPLOYEES FUND, L.P.


                                          By Greenwich Street Investments II,
                                          L.L.C, its general partner

                                          By: /s/ Matthew C. Kaufman
                                              -----------------------
                                          Name: Matthew C. Kaufman
                                          Title: Managing Member

                             JOINT FILER INFORMATION

Name: Greenwich Fund, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                            GREENWICH FUND, L.P.


                                            By Greenwich Street Investments II,
                                            L.L.C, its general partner

                                            By: /s/ Matthew C. Kaufman
                                                -----------------------
                                            Name: Matthew C. Kaufman
                                            Title: Managing Member

                             JOINT FILER INFORMATION

Name: TRV Executive Fund, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                         TRV EXECUTIVE FUND, L.P.


                                         By Greenwich Street Investments II,
                                         L.L.C, its general partner

                                         By: /s/ Matthew C. Kaufman
                                             -----------------------
                                         Name: Matthew C. Kaufman
                                         Title: Managing Member

                             JOINT FILER INFORMATION

Name: Greenwich Street Investments II, L.L.C.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                           GREENWICH STREET INVESTMENTS II,
                                           L.L.C.


                                           By: /s/ Matthew C. Kaufman
                                               -----------------------
                                           Name: Matthew C. Kaufman
                                           Title: Managing Member

                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                                GSCP (NJ), L.P.

                                                By GSCP (NJ), Inc., its general
                                                partner

                                                By: /s/ Matthew C. Kaufman
                                                    -----------------------
                                                Name: Matthew C. Kaufman
                                                Title: Managing Director

                             JOINT FILER INFORMATION

Name: Keith W. Abell

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*


* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Alfred C. Eckert III

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Robert A. Hamwee

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Richard M. Hayden

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Thomas V. Inglesby

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Matthew C. Kaufman

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Sanjay H. Patel

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Christine K. Vanden Beukel

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Matthew C. Kaufman
                                                  -------------------------
                                                  As Attorney-in-Fact*

                                              By: /s/ Andrew Wagner
                                                  -------------------------
                                                  As Attorney-in-Fact*



* Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Andrew Wagner

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 1, 2003

Issuer and Ticker Symbol: Pacific Aerospace & Electronics, Inc. (PFAE.OB)



                                              By: /s/ Andrew Wagner
                                                  -------------------------